PRELIMINARY COPIES

(File Nos. 333-40819 and 811-08507)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

Ironwood Series Trust

Three Canal Plaza, Suite 600

Portland, Maine 04101

(207) 347-2000

Megan Hadley Koehler

Atlantic Fund Administration, LLC

Three Canal Plaza, Suite 600

Portland, Maine 04101

Copies to:

Joseph R. Fleming, Esq.

DECHERT LLP

200 Clarendon Street, 27th Floor

Boston, Massachusetts 02116

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**PLEASE REMEMBER TO VOTE**

(IRONWOOD LOGO)

IMPORTANT NEWS FOR SHAREHOLDERS

While we encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the shareholder vote.

QUESTIONS AND ANSWERS

Q: What is happening?

A: Ironwood Investment Management, LLC (“Ironwood”) serves as the investment adviser to the Ironwood Isabelle Small Company Stock Fund (the “Fund”). The Fund is a series of shares offered by Ironwood Series Trust (the “Trust”). On February 15, 2008, MB Investment Partners and Associates LLC (“MBIPA”), the parent company and sole-owner of Ironwood entered into an agreement (the “Transaction Agreement”) with Mr. Donald Collins and Mr. Warren J. Isabelle (each of Mr. Collins and Mr. Isabelle, a “Purchaser” and together, the “Purchasers”) regarding the acquisition of a majority interest in Ironwood by the Purchasers (the “Transaction”). Pursuant to the Transaction Agreement, the Purchasers agreed to acquire a majority interest in Ironwood for cash. The Transaction closed on April 30, 2008 (the “Closing Date”). Following the Transaction, MBIPA continues to hold a minority interest in Ironwood. Under the Investment Company Act of 1940, this Transaction is deemed an “assignment” that automatically terminated the former investment advisory agreement between the Fund and Ironwood (the “Former Agreement”). In order to ensure that the provision of advisory services to the Fund is not disrupted pending shareholder action, the Trust has entered into an interim advisory agreement (the “Interim Agreement”) with Ironwood with respect to the Fund; the Interim Agreement became effective on the Closing Date and may remain in effect for no more than 150 days. We are asking the shareholders of the Fund to approve a new investment advisory agreement between the Fund and Ironwood (the “New Agreement”).

THE BOARD MEMBERS OF YOUR FUND, INCLUDING THOSE WHO ARE NOT AFFILIATED WITH THE FUND, IRONWOOD, MBIPA OR ANY OTHER AFFILIATES, RECOMMEND THAT YOU VOTE FOR THIS PROPOSAL.

Q: Will the proposed agreement change the fees and expenses associated with my investment in the Fund or the services provided to the Fund by Ironwood?

A: Mr. Warren J. Isabelle will continue to be primarily responsible for the management of the Fund, the Fund’s investment objectives will not change and you will still own the same shares in the Fund. The New Agreement is, in all material respects, the same as the Former Agreement, save for those terms that relate to contract duration. The fees and expenses associated with your investment in the Fund will NOT change under the New Agreement. The services provided by Ironwood to the Fund are also not expected to change; if, however, shareholders do not approve the New Agreement, the Interim Agreement will terminate and the Members of the Board of Trustees (“Board”) of your Fund will take such action as they deem to be in the best interests of your Fund and its shareholders.

Q: How do the board members of my fund recommend that I vote?

A: After careful consideration, the Trustees of your Fund recommend that you vote FOR Proposal No. 1 listed on the proxy card.

Q: Will my Fund pay for this proxy solicitation?

A: No. The Fund will not bear these costs. Ironwood and/or one or more of its affiliates will pay the expenses of the Fund in connection with this Special Meeting of Shareholders.

Q: How can I vote?

A: To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope.

•	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the simple instructions found on the website.

•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the simple instructions.

•	In Person. Shareholders can also vote in person at the Special Meeting of Shareholders to be held on September 2, 2008.

Q: Whom do I call for more information?

A: Please call Atlantic Fund Administration, the transfer agent for the Fund toll free at (800) 472-6114.

(FUND LOGO)

IRONWOOD SERIES TRUST

THREE CANAL PLAZA, SUITE 600

PORTLAND, MAINE 04101

July 22, 2008

Dear Shareholder:

On February 15, 2008, MB Investment Partners and Associates LLC (“MBIPA,”) the parent company and sole-owner of Ironwood Investment Management, LLC (“Ironwood”) entered into an agreement (the “Transaction Agreement”) with Mr. Donald Collins and Mr. Warren J. Isabelle (each of Mr. Collins and Mr. Isabelle, a “Purchaser” and together, the “Purchasers”) regarding the acquisition of a majority interest in Ironwood by the Purchasers (the “Transaction”). Pursuant to the Transaction Agreement, the Purchasers agreed to acquire a majority interest in Ironwood for cash. Following the Transaction, MBIPA continues to hold a minority interest in Ironwood. The Transaction closed on April 30, 2008 (the “Closing Date”).

A more thorough description of Ironwood and its affiliate, MBIPA, is contained in the enclosed proxy statement.

As a shareholder of the Ironwood Isabelle Small Company Stock Fund (the “Fund”), you will be asked to vote on the approval of a new investment advisory agreement (the “New Agreement”) with Ironwood for your Fund at a Special Shareholders Meeting on September 2, 2008.

Your approval is necessary because, in light of regulatory requirements, the version of the Fund’s investment advisory agreement that was in effect at the time of the Transaction (the “Former Agreement”) automatically ended. The New Agreement is the same in all material respects as the Former Agreement, with the exception of the execution and termination dates.

IT IS IMPORTANT TO REMEMBER THAT YOUR FUND AND ITS INVESTMENT OBJECTIVES WILL NOT CHANGE AS A RESULT OF THIS PROXY SOLICITATION OR THE TRANSACTION. YOU WILL STILL OWN THE SAME SHARES IN THE FUND.

The Board has approved an interim agreement (the “Interim Agreement”) with Ironwood to allow Ironwood to continue providing services to the Fund while shareholder approval of the New Agreement is pending. The Interim Agreement is scheduled to expire 150 days after the Closing Date, unless terminated sooner. If approved by shareholders at the Special Meeting of Shareholders, the New Agreement would take effect upon the obtaining of such approval.

AFTER CAREFUL CONSIDERATION, YOUR FUND’S BOARD OF TRUSTEES APPROVED THE NEW AGREEMENT AND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE NEW AGREEMENT.

Your vote is important regardless of the number of shares you own. Please take a few minutes to read the proxy statement and cast your vote. IT IS IMPORTANT THAT WE RECEIVE YOUR VOTE NO LATER THAN AUGUST 29, 2008. If you have more than one account registered in your name, you will receive one proxy card for each account. PLEASE VOTE AND RETURN EACH PROXY CARD THAT YOU RECEIVE. YOU MAY ALSO VOTE BY TELEPHONE OR INTERNET USING THE INSTRUCTIONS SHOWN ON THE PROXY CARD(S), BUT WE MUST RECEIVE YOUR VOTE NO LATER THAN AUGUST 29, 2008.

We understand that you may have questions about the Transaction. Once again, neither this proxy solicitation nor the Transaction will change your Fund or its investment objectives. YOU WILL STILL OWN THE SAME SHARES IN THE FUND. IF YOU HAVE ANY QUESTIONS BEFORE YOU VOTE, PLEASE REVIEW THE ATTACHED “QUESTIONS AND ANSWERS” OR CALL (800) 472-6114. We’ll help you get the answers you need promptly. We appreciate your participation and prompt response in this matter and thank you for your continued support of Ironwood Series Trust.

Sincerely,

[Signature]

Warren J. Isabelle,
Chairman of the Board of Trustees, Ironwood Series Trust

NOTICE OF SPECIAL MEETING

OF THE SHAREHOLDERS OF

IRONWOOD SERIES TRUST

IRONWOOD ISABELLE SMALL COMPANY STOCK FUND

Notice is hereby given that a Special Meeting of the Shareholders (the “Meeting”) of Ironwood Isabelle Small Company Stock Fund (the “Fund”), the sole series of Ironwood Series Trust (the “Trust”), will be held on September 2, 2008 at 2:00 p.m. Eastern Time at the offices of Dechert LLP, 200 Clarendon St., 27th Floor, Boston, Massachusetts 02116, for the following purposes:

Proposal 1.	Approval of a new investment advisory agreement between the Fund and Ironwood Investment Management, LLC.

The Board of Trustees recommends that you vote to approve the new investment management agreement.

Please read the enclosed proxy statement carefully for information concerning the proposals to be placed before the Meeting or any adjournments or postponements thereof.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof in the manner described below. Additional matters would include only matters that were not anticipated as of the date of the enclosed proxy statement.

In the event that the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund’s shares present in person or by proxy at the Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that proposal and will vote AGAINST any such adjournment those proxies to be voted against that proposal.

Shareholders of record at the close of business on June 27, 2008 are entitled to notice of and to vote at the Meeting. You are invited to attend the Meeting. If you cannot do so, however, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD(S), AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE. Any shareholder attending the Meeting may vote in person even though a proxy has already been returned.

You can also vote quickly and easily by toll-free telephone call, by internet, or by mail. Just follow the instructions that appear on your enclosed proxy card(s).

By Order of the Board of Trustees,

Warren J. Isabelle,
Chairman of the Board of Trustees, Ironwood Series Trust

July 22, 2008

IRONWOOD SERIES TRUST

Three Canal Plaza, Suite 600

Portland, Maine 04101

IRONWOOD ISABELLE SMALL COMPANY STOCK FUND (the “Fund”)

PROXY STATEMENT

July 22, 2008

This Proxy Statement provides you with information you should review before voting on the matter (the “Proposal”) listed in the Notice of Special Meeting for the Fund, the sole series of Ironwood Series Trust (the “Trust”). The Trust’s Board of Trustees (the “Board,” the members of which are referred to herein as the “Trustees”) is soliciting your vote for the Special Meeting of Shareholders of the Fund (the “Meeting”) to be held on September 2, 2008 at 2:00 p.m. Eastern Time at the offices of Dechert LLP, 200 Clarendon St., 27 th Floor, Boston, Massachusetts 02116, and, if the Meeting is adjourned or postponed, at any adjournment or postponement thereof.

Solicitation of Proxies

This proxy statement is being solicited by the Board on behalf of the Trust. The solicitation of votes is made by the mailing of this Proxy Statement and the accompanying proxy card(s) on or about July 22, 2008.

The appointed proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof in the manner described below. Additional matters would include only matters that were not anticipated as of the date of this Proxy Statement.

If the accompanying proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions thereon. The Board unanimously recommends a vote FOR the approval of the new investment advisory agreement between the Trust, on behalf of the Fund, and Ironwood Investment Management, LLC. If no instructions are specified on the proxy, shares will be voted FOR Proposal No. 1 and according to the best judgment of the proxy holders on all other matters. A proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Trust at the address shown above, by submission of a subsequent proxy, or by attendance at the Meeting and voting in person.

In the event that the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund’s shares present in person or by proxy at the Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that proposal and will vote AGAINST any such adjournment those proxies to be voted against that proposal.

Shareholder Reports

The Trust prepares and mails to its shareholders financial reports on a semi-annual basis. The Trust will furnish to shareholders upon request, without charge, copies of its Annual Report to Shareholders, containing audited financial statements for its fiscal year ended December 31, 2007. Requests for such Annual Report should be directed to the Trust by calling (800) 472-6114 or by writing to the Trust at the above address.

GENERAL OVERVIEW

Ironwood Investment Management, LLC (“Ironwood”) served as the investment adviser to the Fund pursuant to an investment advisory agreement (the “Former Agreement”). On February 15, 2008, MB Investment Partners and Associates LLC (“MBIPA”) the parent company and sole-owner of Ironwood entered into an agreement (the “Transaction Agreement”) with Mr. Donald Collins and Mr. Warren J. Isabelle (each of Mr. Collins and Mr. Isabelle, a “Purchaser” and together, the “Purchasers”) regarding the acquisition of a majority interest in Ironwood by the Purchasers (the “Transaction”). Pursuant to the Transaction Agreement, the Purchasers agreed to acquire a majority interest in Ironwood for cash. Following the Transaction, MBIPA continues to hold a minority interest in Ironwood. The Transaction closed on April 30, 2008 (the “Closing Date’).

Mr. Warren J. Isabelle, the portfolio manager for the Fund, is the Chairman of the Board of the Trust and is a portfolio manager and Managing Director of Ironwood. As a result of the Transaction, Mr. Isabelle owns a controlling interest in Ironwood.

Mr. Collins is a portfolio manager and Managing Director of Ironwood. As a result of the Transaction, Mr. Collins owns a controlling interest in Ironwood.

MBIPA is a Delaware limited liability company the primary business and purpose of which is to operate “significant subsidiaries” that will be registered investment advisers, as defined under the Investment Advisers Act of 1940 (the “Advisers Act”).

Proposal 1

APPROVAL OF THE NEW INVESTMENT ADVISORY

AGREEMENT WITH IRONWOOD

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the consummation of the Transaction resulted in a change in control of Ironwood, the investment adviser to the Fund, and constitutes an “assignment”, as that term is defined in the 1940 Act, thus having the effect of automatically terminating the Former Agreement. In order to ensure that the provision of advisory services to the Fund is not disrupted pending shareholder action, the Trust has entered into an interim advisory agreement (the “Interim Agreement”) with Ironwood; the

Interim Agreement became effective on the Closing Date and may remain in effect for no more than 150 days. At this Meeting, shareholders are being asked to approve a new advisory agreement (the “New Agreement”) between the Trust and Ironwood on substantially the same terms and conditions as the Former Agreement. As more fully described below, the Board of Trustees of the Trust (the “Board”) has approved the New Agreement between the Fund and Ironwood. If approved by shareholders, the New Agreement will take effect immediately upon its approval and will replace the Interim Agreement.

As stated above, the Transaction was consummated on the Closing Date. As a result of the Transaction, a majority interest in Ironwood was acquired by Mr. Collins and Mr. Isabelle for a purchase price of less than $10 million. As also stated above, Mr. Collins and Mr. Isabelle acquired their interests in Ironwood for cash. Mr. Isabelle and Mr. Collins will each be a Principal and Managing Director of Ironwood. The change in ownership of Ironwood resulting from the Transaction is deemed under the 1940 Act to be an assignment of the Former Agreement. The Former Agreement provides for its automatic termination upon an assignment. Accordingly, the New Agreement between Ironwood and the Trust, on behalf of the Fund, is proposed for approval by shareholders of the Fund.

In anticipation of the Transaction and the consequent termination of the Former Agreement, the Board approved the Interim Agreement for a maximum of 150 days following the Closing Date in order to permit Ironwood to continue to provide services to the Fund while shareholder approval of the New Agreement is pending. Consequently, Ironwood is providing services to the Fund pursuant to the Interim Agreement from the Closing Date. The Interim Agreement is scheduled to expire on the date that is 150 days after the Closing Date, unless terminated sooner. The Interim Agreement provides that any advisory fees earned by Ironwood under the Interim Agreement shall be held in an interest-bearing escrow account and be paid upon shareholder approval of the New Agreement. If shareholders do not vote to approve the New Agreement, Ironwood shall be paid, out of the escrow account, the lesser of (a) any costs incurred in performing its duties under the Interim Agreement (plus interest earned on that amount while in escrow), or (b) the total amount in the escrow account (plus interest earned). If the New Agreement is not approved, Ironwood may serve as the Fund’s investment adviser on a temporary basis while the Board considers further action.

The form of the New Agreement is attached as Exhibit A to this Proxy Statement and the description of its terms in this section is qualified in its entirety by reference to Exhibit A.

The Former Agreement is dated April 18, 2006. The shareholders of the Fund most recently approved the Former Agreement at a special meeting of shareholders held on April 18, 2006. The Former Agreement was last approved by the Board on March 18, 2008 and was continued for one year. The Former Agreement terminated upon consummation of the Transaction on the Closing Date and Ironwood has been serving as interim investment adviser to the Fund pursuant to the Interim Agreement from the date of that termination.

Ironwood does not anticipate that the Transaction will cause any reduction in the nature, extend and quality of services now provided to the Fund or have any adverse effect on Ironwood’s ability to fulfill its obligations to the Fund.

At the March 18, 2008 and May 30, 2008 meetings of the Board, the Interim Agreement and the New Agreement, respectively, were approved by the Board, including the Trustees who are not “interested persons” of the Trust as that term is defined in the 1940 Act (the “Independent Trustees”). The New Agreement, as approved by the Board, is submitted for approval by the shareholders of the Fund.

If the New Agreement is approved by shareholders, it will take effect immediately upon obtaining of shareholder approval. The New Agreement will remain in effect for two years, and, unless earlier terminated, will continue from year to year thereafter, provided that each such continuance is approved annually with respect to the Fund (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by a majority of the Independent Trustees.

The Terms of the New Agreement

Except for the new effective date and minor updating changes, the terms of the New Agreement, including fees payable to Ironwood, are substantially identical in all material respects to the Former Agreement.

The New Agreement provides that Ironwood will act as investment adviser to the Trust and, subject to such limitations as the Board may impose, assume all investment duties and have full discretionary power and authority with respect to investment of the assets of the Fund.

The New Agreement also provides that Ironwood is responsible for broker-dealer selection in its sole discretion, and is not obligated to deal with any broker or group of brokers in executing portfolio transactions for the Fund. In selecting broker-dealers, Ironwood will generally seek the best combination of net price and execution and may consider other factors, including: the broker’s trading expertise, stature in the industry, execution ability, facilities, clearing capabilities and financial services offered, long-term relations with Ironwood, reliability and financial responsibility, timing and size of order and execution, difficulty of execution, current market conditions and depth of the market. Transaction charges, being a component of price, may also be considered as a factor in making such determination. Subject to such policies as the Board may determine, Ironwood may cause the Fund to pay a broker or dealer that provides brokerage or research services to Ironwood an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if Ironwood determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker and dealer. Ironwood is also authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, Ironwood, or any affiliate of either.

The New Agreement provides that Ironwood will bear the cost of rendering the advisory services to be performed by it under the New Agreement, and will, at its own expense, pay the compensation of any Trustees, officers and employees, if any, of the Trust who are affiliated persons of Ironwood. The New Agreement provides that all other operating costs and expenses relating to the Fund will be paid by the Trust from the assets of the Fund.

The New Agreement provides that for the services to be rendered by Ironwood to the Fund, the Trust shall pay Ironwood compensation at the annual rate of one percent (1.00%) of the Fund’s average daily net assets. The fee will be calculated and accrued daily and paid monthly. Pursuant to the New Agreement, Ironwood will undertake to limit total Fund expenses, including the investment advisory fee, to 1.95% of the average daily net assets annually for Investment Class Shares of the Fund and 1.70% of the average daily net assets annually for Institutional Class Shares of the Fund.

Pursuant to the New Agreement, Ironwood will use its best judgment and efforts in its investment of the Fund’s assets, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the New Agreement, Ironwood will not be liable to the Trust, the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission by Ironwood or for any losses sustained by any of them. The New Agreement provides that Ironwood will be indemnified by the Trust as an agent of the Trust in accordance with the terms of the Trust’s By-Laws.

The New Agreement provides that the Agreement will continue in effect only if its continuance is approved at least annually by the vote of a majority of the Board, including a majority of the Independent Trustees. The New Agreement also provides that (a) the Fund may, at any time and without the payment of any penalty, terminate the Agreement upon sixty (60) days’ written notice to Ironwood, either by majority vote of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund; (b) the Agreement will immediately terminate in the event of its assignment (to the extent required by the 1940 Act and the rules there under) unless such automatic termination is prevented by an exemptive order of the Securities and Exchange Commission; and (c) Ironwood may terminate the Agreement without payment of penalty on sixty (60) days written notice to the Trust.

Finally, the New Agreement provides that it shall be construed in accordance with the laws of the Commonwealth of Massachusetts and that the obligations of the New Agreement are not binding upon any shareholder of the Trust personally, but bind only the Trust’s property. In the New Agreement, Ironwood acknowledges that it has notice of the provisions of the Trust’s Declaration of Trust disclaiming shareholder liability for acts or obligations of the Trust or any series of the Trust, including, without limitation, the Fund. The New Agreement states that it has been executed by or with reference to any Trustee in such person’s capacity as a Trustee, and the Trustees will not be personally liable thereon.

Information about Ironwood

Ironwood, a Massachusetts limited liability company, is located at 21 Custom House Street, Suite 240, Boston, Massachusetts 02110 and was formed in 1997. Ironwood is registered as an investment adviser with the SEC and has provided investment advisory and management services to clients since 1998. Ironwood currently manages assets for the Fund, institutional clients, such as pension funds, endowments, foundations and public retirement plans, as well as for high net worth individual investors.

Prior to the closing of the Transaction, Mr. Isabelle was the Chief Investment Officer and a Managing Director of Ironwood, and Mr. Collins was a Senior Portfolio Manager for Ironwood. Each were control persons of Ironwood. Mr. Isabelle is also an officer and Trustee of the Trust. MBIPA was the sole-owner of Ironwood. Following the closing of the Transaction, Ironwood was owned by Mr. Isabelle, Mr. Collins and MBIPA.

During the fiscal year ended December 31, 2007, the Fund paid Ironwood $404,634 in investment advisory fees under the Former Agreement.

Directors of Ironwood

The following table lists the names, addresses and principal occupations of the Directors of Ironwood.

Name and Address	Principal Occupation
Donald Collins 21 Custom House Street, Suite 240 Boston, Massachusetts 02110	Portfolio Manager, Managing Director, Ironwood Investment Management, LLC

Warren Isabelle 21 Custom House Street, Suite 240 Boston, Massachusetts 02110	Portfolio Manager, Managing Director, Ironwood Investment Management, LLC

Michael Jamison 825 3rd Avenue, 31st Floor New York, New York 10022	Managing Director, Chief Operations Officer, MB Investment Partners, Inc., President, Jamison Prince Asset Management, Inc.

Guillaume Bebear 825 3rd Avenue, 31st Floor New York, New York 10022	CFO, Centre Partners, LLC

Thomas R. Venables 21 Custom House Street, Suite 240 Boston, Massachusetts 02110	President and CEO, Benjamin Franklin Bancorp, Inc.

In addition to his role a Portfolio Manager and Managing Director of Ironwood, Mr. Isabelle is also a Trustee of the Trust and is Chairman of the Board of Trustees of the Trust. Mr. Charles J. Daly, a Vice President and the Secretary of the Trust, is also Counsel, Chief Compliance Officer and Secretary of Ironwood.

Information about MBIPA

MBIPA, located at 825 Third Ave., 31st Floor, New York, New York 10022, is a Delaware limited liability company the primary business and purpose of which is to operate “significant subsidiaries” that will be registered investment advisers, as defined under the Advisers Act. Centre MB Holdings, LLC, a holding company, owns approximately 57% of MBIPA. Centre Pacific Holdings, LLC, a holding company, owns approximately 57% of Centre MB Holdings, LLC. Centre Capital Investors III, L.P., a private equity venture capital fund, owns 76% of Centre Pacific Holdings, LLC. Each of Centre MB Holdings, LLC, Centre Pacific Holdings, LLC and Centre Capital Investors III, L.P., is located at 30 Rockefeller Plaza, 50th Floor, New York, New York 10020.

Evaluation by the Board

In determining whether to approve the Interim and New Agreements, the Board, including the Independent Trustees, considered various materials and representations provided by Ironwood and met with senior representatives of Ironwood. The Independent Trustees were advised by independent legal counsel throughout this process. The Board met on March 18, 2008 and May 30, 2008 to review and consider, among other things, information relating to the Transaction, the Interim and New Agreements and the related proxy materials.

In preparing for the meetings, the Board was provided with a variety of information about the Transaction and Ironwood. The Board received a summary of the Transaction Agreement, the Former Agreement, the Interim Agreement and the New Agreement. The Board also reviewed information concerning (1) Ironwood’s organizational structure and proposed organizational structure and senior personnel; (2) Ironwood’s operations; and (3) the personnel, operations and financial condition, and investment management capabilities, methodologies, and the performance of Ironwood as manager to the Fund. At the meetings, the Board was informed of the benefits Ironwood believed were likely to accrue to Ironwood and to the Fund and discussed, in general terms, Ironwood’s business plans for the organization. Ironwood informed the Board that the Transaction would not change the manner in which investment advisory services are provided to the Fund, the personnel responsible for providing such services or the advisory fee to be paid by the Fund for such services.

In addition to the above information and representations, the Board addressed each of the following overall factors: (1) the nature, extent and quality of the services provided to the Fund, including information on both the short-term and long-term investment performance of the Fund and comparisons to a relevant peer group of funds and an appropriate index; (2) the investment performance of the Fund and Ironwood relative to the Fund; (3) the advisory fees charged and total expense ratios of the Fund compared to a relevant peer group of funds; (4) Ironwood’s financial condition and the anticipated profitability to Ironwood with respect to its relationship with the Fund; (5) the extent to which economies of scale would be realized as the Fund grows; and (6) other benefits that, following the Transaction, may flow to Ironwood and its affiliates from their relationship with the Fund. Additionally, the Board took into consideration Ironwood’s representations and assurances to the effect that: (1) the duties and responsibilities of Ironwood will not be diminished relative to those set forth in the Former Agreement; (2) the personnel primarily responsible for providing investment and management services to the Fund will not change as a result of the Transaction; (3) the level and quality of advisory services provided to the Trust will not be adversely affected as a result of the Transaction or implementation of the Interim Agreement or the New Agreement; (4) the investment advisory fee to be paid by the Fund under the New Agreement will remain unchanged; and (5) the resources that would be available to Ironwood as a result of its continued affiliation with MBIPA will support Ironwood’s continuing efforts to increase assets and, as a result, reduce Fund expenses.

With respect to facts and circumstances of the Transaction, and based on it review of materials and information provided to it by Ironwood, the Board determined to approve the Interim and New Agreements as being in the best interests of the Fund and its shareholders, and consistent with the expectations of the Fund’s shareholders. In so approving the New Agreement, the Board deemed the continuity in the identity of the Fund’s officers and the Fund’s principal portfolio managers as well as the continued access to business and financial resources of MBIPA to be of substantial importance but did not otherwise identify any single factor as controlling or of significantly more importance than any other. Accordingly, the Trustees, including the Independent Trustees, voted to approve the Interim Agreement and the New Agreement for the Fund and to submit the New Agreement to shareholders for approval.

If the shareholders of the Fund should fail to approve the New Agreement, the Board shall meet to consider appropriate action for the Fund, consistent with its fiduciary duties to the Fund. Such actions may include obtaining for the Fund interim investment advisory services at cost or at the current fee rate either from Ironwood or from another advisory organization. Thereafter, the Board would either negotiate a new investment advisory agreement with an advisory organization selected by the Board or make other appropriate arrangements.

Vote Required

Shareholders of the Fund must approve the New Agreement in order for it to take effect. Approval of this Proposal 1 by the Fund requires an affirmative vote of the lesser of (i) 67% or more of the Fund’s shares present at the Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

The Board unanimously recommends that the shareholders of the Fund vote “FOR”

this Proposal.

GENERAL INFORMATION

Other Matters to Come Before the Meeting

Management of the Fund does not know of any matter to be presented at the Meeting other than that described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Section 15(f) of the 1940 Act

MBIPA, Ironwood and the members of Ironwood have agreed to use their reasonable best efforts to assure compliance with the conditions of Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser or any affiliated persons thereof to receive any amount or benefit in connection with a transaction that results in a change in control of or identity of the investment adviser to an investment company as long as two conditions are met. First, no “unfair burden” may be imposed on the investment company as a result of the transaction relating to the change in control, or any express or implied terms, conditions or understandings applicable thereto. As defined in the 1940 Act, the term “unfair burden” includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter of the investment company). Second, during the three year period immediately following the change in control, at least 75% of an investment company’s board of directors must not be “interested persons” of the investment adviser or the predecessor investment adviser within the meaning of the 1940 Act.

Investment Adviser and Service Providers

Ironwood, 21 Custom House Street, Suite 240, Boston, Massachusetts 02110, is the investment adviser of the Fund.

The Trust’s administrator is Atlantic Fund Administration, LLC (“Atlantic”). Atlantic also serves as the Trust’s transfer agent and fund accountant, in the former case through its subsidiary Atlantic Shareholder Services, LLC. The Trust’s principal underwriter is Foreside Fund Services, LLC (“FFS”) (formerly known as Forum Fund Services, LLC). Atlantic is located at Three Canal Plaza, Suite 600, Portland, Maine 04101. FFS is located at Two Portland Square, Portland, Maine 04101.

Voting Rights

Shareholders of record on June 27, 2008 (the “record date”) are entitled to be present and to vote at the Meeting or any adjournment or postponement thereof. As of the record date, the Fund offered two classes of shares to the public. Each class of shares of the Fund may vote separately on matters affecting only that class or affecting that class differently from the other class. Shareholders of the Fund will vote on the Proposal as a single class regardless of the class of shares they own. As of the record date, there were 255,391.488 Institutional Shares and 2,292,349.906 Investment Shares of the Fund issued and outstanding. Shareholder of each class of shares of the Fund are entitled to one vote for each share held and to a fractional vote equal to any fractional shares held. A majority of the shares of the Fund issued and outstanding and entitled to vote, represented by proxy or in person and regardless of class, will constitute a quorum for the Fund as to matters presented at the Meeting. In the event that a quorum of shareholders is not represented at the Meeting, the Meeting may be adjourned by a majority of the Fund’s shareholders present in person or by proxy until a quorum exists. If there are insufficient votes to approve the Proposal, the persons named as proxies may propose one or more adjournments of the Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law. Adjourned meetings must be held within a reasonable time after the date originally set for the Meeting. Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the applicable Proposal and will vote against any such adjournment those proxies to be voted against the Proposal.

For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” will be treated as shares that are present but which have not been voted in favor of a Proposal. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

Broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Proposal before the Meeting. The New York Stock Exchange (the “NYSE”) has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer’s shares on a Proposal. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares are to be voted on a Proposal may be deemed to be an instruction to vote such shares in favor of the Proposal.

If you hold shares of the Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or an affiliate or agent of the Fund, the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on the Proposal may be deemed to vote such shares in favor of the Proposal. If a service agent is not a member of the NYSE, it may be permissible for the service agent to vote shares with respect to which it has not received specific voting instructions from its customers on a Proposal.

Abstentions and broker non-votes will have the effect of a “no” vote on Proposal 1.

The number of shares that you may vote is the total of the number shown on the proxy card accompanying this Proxy Statement. Shareholders are entitled to one vote for each full share and a proportionate vote for each fractional share held. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Trust at the address shown at the beginning of this Proxy Statement) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Trust.

Shareholder Communications with the Board

Shareholders may address correspondence that relates to the Fund, to the Board as a whole or to individual members and send such correspondence to the Board or to the Trustee, c/o Ironwood Investment Management, LLC, 21 Custom House St., Suite 240, Boston, MA 02110. Upon receipt, all such shareholder correspondence will be directed to the attention of the addressee.

Beneficial Owners

To the best of the Trust’s knowledge, as of the record date, no Trustee of the Trust owned beneficially 1% or more of the outstanding shares of any class of the Fund, and the Trustees and officers of the Trust beneficially owned, as a group, less than 1% of the shares of each class of the Fund.

To the best of the Trust’s knowledge, as of the record date, no person owned beneficially more than 5% of any class of the Fund, except as set forth in Appendix I.

Expenses

Ironwood and/or one or more of its affiliates will pay the expenses of the Fund in connection with this Notice and Proxy Statement and the Meeting, including the printing, mailing, solicitation and vote tabulation expenses and out-of-pocket expenses. The Fund will not bear the expenses of the Proxy Statement.

Additional Proxy Solicitation Information

In addition to solicitation by mail, certain officers and representatives of the Trust, officers and employees of Ironwood or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

MIS Corporation, a subsidiary of Broadridge, Inc., (the “Solicitor”) has been engaged to assist in the solicitation of proxies, at an estimated cost of $5,248.38. As noted above, this cost will be borne by Ironwood and/or one or more of their affiliates, not by the Fund. As the date of the Meeting approaches, certain Fund shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Solicitor representative is required to ask for each shareholder’s full name and address, or the last four digits of the shareholder’s social security or employer identification number, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Solicitor representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to the Solicitor, then the Solicitor representative has the responsibility to explain the process, read the Proposals on the proxy card(s), and ask for the shareholder’s instructions on the Proposals. Although the Solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. The Solicitor will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the proxy card(s) originally sent with the Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card(s), they may contact Atlantic Fund Administration, LLC toll-free at (800) 472-6114. As explained above, any proxy given by a shareholder is revocable until voted at the Meeting.

Shareholder Proposals

The Fund is not required to hold annual meetings of shareholders and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in the proxy statement at any subsequent meeting of shareholders must be submitted to the Trust at the address above at a reasonable time before the proxy statement for that meeting is mailed. Whether a submitted proposal will be included in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

Please complete the enclosed proxy card(s) and return the card(s) in the enclosed self-addressed, postage-paid envelope promptly, or vote by touch-tone phone by calling, toll-free, (800) 690-6903, or by Internet at www.proxyvote.com.

By Order of the Board,

Warren J. Isabelle,
Chairman of the Board of Trustees,
Ironwood Series Trust

Exhibit A

FORM OF

NEW

INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT

AGREEMENT made as of this              day of                                 , between the Ironwood Series Trust, an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter called the “Trust”), and Ironwood Investment Management, LLC, a Massachusetts limited liability company (hereinafter called the “Adviser”);

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) and is authorized to issue shares (“Shares”) in separate series and classes; and

WHEREAS, a series of the Trust having Institutional Class Shares and Investment Class Shares, as well as separate assets and liabilities, has been created under the name Ironwood/Isabelle Small-Company Stock Fund (the “Fund”); and

WHEREAS, the Adviser is registered as an Adviser under the Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Trust desires to retain the Adviser to render advisory services to the Fund in the manner and on the terms and conditions hereinafter set forth; and

WHEREAS, the Adviser is willing to perform such services on said terms and conditions;

NOW THEREFORE, in consideration of the mutual promises and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is thereby acknowledged, it is hereby agreed between the Trust and the Adviser, as follows:

1. The Trust hereby retains the Adviser, and the Adviser hereby agrees, to act as investment adviser to the Trust and, subject to such limitations as the Board of Trustees of the Trust may impose, to assume all investment duties and have full discretionary power and authority with respect to investment of the assets of the Fund. Without limiting the generality of the foregoing, the Adviser shall (i) obtain and evaluate such information and advice relating to the economy and securities markets and securities as it deems necessary or useful to discharge its duties hereunder; (ii) continuously invest the assets of the Fund in a manner consistent with the investment objective and policies thereof as stated in the Fund’s Prospectuses and Statements of Additional Information on file with the Securities and Exchange Commission, as the same may be amended from time to time; (iii) determine the securities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions; (iv) vote all proxies for securities held by the Fund and exercise all other voting rights with respect to such securities in the manner it deems appropriate; (v) issue settlement instructions to custodians designated by the Trust; (vi) evaluate the credit worthiness of securities dealers, banks and other entities with which the Fund may engage in repurchase agreements and monitor the status of such agreements; and (vi) take such further action, including the placing of purchase and sale orders and the selection of broker-dealers to execute such orders on behalf of the Fund, as the Adviser shall deem necessary or appropriate, in its sole discretion, to carry out its duties under this Agreement. The Adviser shall also furnish to or place at the disposal of the Trust such information, evaluations, analyses and opinions formulated or obtained by the Adviser in the discharge of its duties, as the Trust may, from time to time, reasonably request.

The Adviser agrees, that in performing its duties hereunder, it will comply with (i) the 1940 Act and the Advisers Act, and all rules and regulations promulgated thereunder; (ii) all other applicable federal and state laws and regulations, (iii) the provisions of the Declaration of Trust and By-Laws of the Trust, as amended from time to time; and (iv) any applicable procedures adopted by the Trust or the Adviser.

2. Adviser is responsible for broker-dealer selection in its sole discretion, and is not obligated to deal with any broker or group of brokers in executing portfolio transactions for the Fund. In selecting broker-dealers, Adviser will generally seek the best combination of net price and execution and may consider other factors, including: the broker’s trading expertise, stature in the industry, execution ability, facilities, clearing capabilities and financial services offered, long-term relations with Adviser, reliability and financial responsibility, timing and size of order and execution, difficulty of execution, current market conditions and depth of the market. Transaction charges, being a component of price, may also be considered as a factor in making such determination. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Trustees of the Trust may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker and dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Trust. The Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Adviser, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Adviser shall determine, and the Adviser shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

3. The Adviser agrees to maintain and to preserve for the periods prescribed under the 1940 Act any such records as are required to be maintained by the Adviser with respect to the Fund by the 1940 Act. The Adviser further agrees that all records which it maintains for the Fund are the property of the Fund and it will promptly surrender any of such records upon request.

4. The Adviser shall bear the cost of rendering the advisory services to be performed by it under this Agreement, and shall, at its own expense, pay the compensation of any Trustees, officers and employees, if any, of the Trust who are affiliated persons of the Adviser. All other operating costs and expenses relating to the Fund shall be paid by the Trust from the assets of the Fund, including without limitation: (i) the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any stock transfer or dividend agent or agents appointed by the Fund; (ii) brokers’ commissions chargeable to the Fund in connection with portfolio transactions to which the Fund is a party; (iii) all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; (iv) the cost and expense of engraving or printing of certificates representing shares of the Fund; (v) all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel and the costs and expenses of preparation, printing (including typesetting) and distributing prospectuses for such purposes);(vi) all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any Advisory board or committee who are not employees of the Adviser; (vii) all expenses which the Trust or the Fund agrees to bear pursuant to any plan adopted by the Trust and/or the Fund pursuant to Rule 12b-1 of the 1940 Act or any other dividend or distribution program or agreement; (viii) charges and expenses of any outside service used for pricing of the Fund’s shares; (ix) charges and expenses of legal counsel, including counsel to the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Fund or the Adviser, and of independent accountants, in connection with any matter relating to the Fund; (x) membership dues of industry associations; (xi) fees and expenses incident to the listing of the Fund’s shares on any stock exchange; (xii) interest payable on Fund borrowings; (xiii) postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; (xiv) extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and (xv) all other charges and costs of the Fund’s operation unless otherwise explicitly provided herein.

Notwithstanding anything in the immediately preceding paragraph to the contrary the Adviser hereby undertakes to limit total Fund expenses, including the investment advisory fee set forth in Paragraph 6 below and amortization of organization expenses, but excluding interest, taxes, brokerage commissions, extraordinary expenses and sales charges, and expenses attributable to investing outside the United States, to 1.95% of the average daily net assets annually for Investment Class Shares and 1.70% of the average daily net assets annually for Institutional Class Shares.

5. For the services to be rendered by the Adviser to the Fund, the Trust shall pay to the Adviser monthly compensation, calculated from the day of commencement of operations of the Fund, determined by applying the annual rate of one percent (1%) of the Fund’s average daily net assets. Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and paid monthly. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above.

In the event the expenses of the Fund (including the fees of the Adviser and amortization of organization expenses, but excluding interest, taxes, brokerage commissions, extraordinary expenses and sales charges) for any fiscal year exceed the limits set by applicable regulations of state securities commissions where the Fund is registered or qualified for sale, the Adviser will reduce its fees by the amount of such excess. Any such reductions are subject to readjustment during the year. The payment of the advisory fee at the end of any month will be reduced or postponed or, if necessary, a refund will be made to the Fund so that at no time will there be any accrued but unpaid liability under this expense limitation. The Adviser may reduce any portion of the compensation or reimbursement of expenses due to it under this agreement, or may agree to make payments to limit the expenses which are the responsibility of the Fund. Any such reduction or payment shall be applicable only to such specific reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments. Any fee withheld from the Adviser under this paragraph shall be reimbursed by the Fund to the Adviser to the extent permitted by the applicable state law if the aggregate expenses for the next succeeding fiscal year do not exceed the applicable state limitation or any more restrictive limitation to which the Adviser has agreed.

6. The Adviser will use its best judgment and effort in its investment of the Fund’s assets, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder, the Adviser shall not be liable to the Trust, the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission by the Adviser or for any losses sustained by any of them. The Adviser shall be indemnified by the Trust as an agent of the Trust in accordance with the terms of Section 4.8 of the Trust’s By-Laws. As used in this Section 7, the term “Adviser” shall include any officers, managers, employees, or other affiliates of the Adviser performing services with respect to the Fund.

7. Nothing contained in this Agreement shall prevent the Adviser or any affiliated person of the Adviser (as defined in the 1940 Act) from acting as investment adviser or manager for any other investment companies and other clients, whether or not the investment objectives or policies of any such other clients are similar to those of the Fund, and shall not in any way bind or restrict the Adviser or any such affiliated person from buying, selling or trading any securities for their own accounts or for the account of others for whom the Adviser or any such affiliated person may be acting. Nothing in this Agreement shall limit or restrict the right of the Adviser or any manager, officer or employee of the Adviser to engage in any other business or to devote time and attention in part to the management or other aspects of any other business whether of a similar or dissimilar nature, so long as Adviser’s services hereunder are not impaired thereby.

8. This Agreement shall become effective on the date hereof and shall continue in effect, unless sooner terminated as herein provided, for two (2) years from such date, and from year to year thereafter provided such continuance is approved at least annually by the vote of a majority of the Board of Trustees of the Trust, including a majority of the Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, which vote must be cast in person at a meeting called for the purpose of voting on such approval; PROVIDED, HOWEVER, that (a) the Fund may, at any time and without the payment of any penalty, terminate this Agreement upon sixty (60) days’ written notice to the Adviser, either by majority vote of the Trustees of the Trustee or by the vote of a majority of the outstanding voting securities of the Fund; (b) this Agreement shall immediately terminate in the event of its assignment (to the extent required by the 1940 Act and the rules thereunder) unless such automatic terminations shall be prevented by an exemptive order of the Securities and Exchange Commission; and (c) the Adviser may terminate this Agreement without payment of penalty on sixty (60) days written notice to the Trust.

9. Any notice to be given by the Adviser to the Trust under this Agreement shall be given in writing, addressed and hand delivered or mailed certified mail, to Two Portland Square, Portland, ME 04101, or such other address as shall be specified in writing to the Adviser. Any notice to be given by the Trust or the Fund to the Adviser under this Agreement shall be given in writing, addressed and delivered or mailed certified mail, to 21 Custom House Street, Suite 240, Boston, Massachusetts 02110, or such other address as shall be specified in writing to the Trust.

10. No provision of this Agreement may be changed, waived, discharge or terminated orally, but only by any instrument in writing signed by both parties hereto, and no amendment of this Agreement shall be effective with respect to the Fund until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund, and (ii) a majority of the Trustees of the Trust, including a majority of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law. Notwithstanding anything herein to the contrary, this Agreement may be amended by the parties without the vote or consent of the shareholders of the Fund to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to conform this Agreement to the requirements of applicable federal laws or regulations, but neither the Fund nor the Adviser shall be liable for failing to do so.

11. It is understood that the name “Ironwood Investment Management” or any derivative thereof or logo associated with that name, including without limitation “Ironwood” or “Ironwood”, is the valuable property of the Adviser and its affiliates, and that the Fund has the right to use such name (or derivative thereof or associated logo) only so long as this Agreement shall continue with respect to the Fund. Upon termination of this Agreement, the Fund shall forthwith cease to use such name (or derivative thereof or associated logo) and the Trust shall promptly amend its Declaration of Trust to change its name and the name of the Fund to comply herewith.

12. This Agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts. To the extent the applicable law of the Commonwealth of Massachusetts, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the Advisers Act or any rules, regulations or orders of the Securities and Exchange Commission, the latter shall control.

13. The Adviser understands that the obligations of this Agreement are not binding upon any shareholder of the Trust personally, but bind only the Trust’s property; the Adviser acknowledges that it has notice of the provisions of the Trust’s Declaration of Trust disclaiming shareholder liability for acts or obligations of the Trust or any series of the Trust, including, without limitation, the Fund. This Agreement has been executed by or with reference to any Trustee in such person’s capacity as a Trustee, and the Trustees shall not be personally liable hereon.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first above written in Boston, Massachusetts.

IRONWOOD SERIES TRUST

By:
Attest:

IRONWOOD INVESTMENT MANAGEMENT, LLC

By:
Attest:

Appendix I

5% Beneficial Owners of Fund Shares as of the Record Date

Title of Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
Institutional	Boston Latin School Association Suite 200 101 Huntington Ave Boston, MA 02199	92,439.995	36.20%
Institutional	Robert C Puff Jr Rev Trust 21 Custom House St., Suite 240 Boston, MA 02110	63,817.620	24.99%
Institutional	Counsel Trust DBA MATC Plumbers Local 1215 Waterfront Place Suite 525 Pittsburgh, PA 15222	33,285.976	13.03%
Institutional	Charles Schwab 101 Montgomery St San Francisco, CA 94104	29,163.719	11.42%
Institutional	Ameritrade Inc PO Box 2226 Omaha, NE 68103-2226	13,363.316	5.23%
Investment	National Financial Services Corp 200 Liberty St 1 World Financial Center New York, NY 10281	606,728.415	26.47%

Title of Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
Investment	Charles Scwhab and Co Inc 101 Montgomery St San Francisco, CA 94104	470,990.351	20.55%
Investment	Ameritrade Inc PO Box 2226 Omaha, NE 68103-2226	120,638.334	5.26%

*	Each entity set forth in this column is the shareholder of record and may be deemed to be the beneficial owner of certain of the shares listed for certain purposes under the securities laws, although certain of the entities generally do not have an economic interest in these shares and would ordinarily disclaim any beneficial ownership therein.

[FORM OF PROXY CARD]

Shares represented by a properly executed proxy card will be voted as specified on the card.

If no specification is made, the shares will be voted “FOR” all items, as applicable.

IRONWOOD ISABELLE SMALL COMPANY STOCK FUND (the “FUND”)

A SERIES OF IRONWOOD SERIES TRUST (the “TRUST”)

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

SPECIAL MEETING OF SHAREHOLDERS

September 2, 2008 – 2:00 p.m. EASTERN TIME

The undersigned hereby revokes all previous proxies for his or her shares and appoints Warren J. Isabelle and Charles J. Daly and each of them, with full power of substitution, as Proxies, and hereby authorizes them to vote as designated below, as effectively as the undersigned could do if personally present, all the shares of the Fund held of record by the undersigned on June 27, 2008, at the Special Meeting of Shareholders, or any adjournment(s) thereof, to be held at 2:00 p.m. Eastern Time on September 2, 2008 at the offices of Dechert LLP, 200 Clarendon St., 27th Floor, Boston, Massachusetts 02116. The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated July 22, 2008.

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY IMMEDIATELY IN THE

POSTAGE-PAID ENVELOPE PROVIDED

OR

VOTE TODAY BY TOUCH-TONE PHONE OR THE INTERNET

CALL TOLL FREE 1-800-690-6903 or LOG ON TO www.proxyvote.com

Dated:

(Signature)
(Sign in the Box)

Please sign exactly as your name or names appear at left. When shares are held by joint tenants, both should sign. If signing as attorney, executor, trustee or in any other representative capacity, or as a corporate officer, please give full title. Please date the proxy. Please fill in boxes as shown using black or blue ink or number 2 pencil. [X]

PLEASE DO NOT USE FINE POINT PENS.

	FOR	AGAINST	ABSTAIN
Proposal 1. Approval of a new Investment Advisory Agreement between the Fund and Ironwood Investment Management, LLC	☐	☐	☐

If any other matters properly come before the Special Meeting, the Proxies will vote in their discretion on such matters as they deem in the best interests of the Fund.

(PLEASE SIGN AND DATE ON REVERSE)